Exhibit 3.45

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

(General Laws, Chapter 156B, Section 82)

We, Joshua T. Gaines, *Vice President

and Joshua T. Gaines, “Clerk

of American Medical Response of Massachusetts, Inc.

(Exact name of corporation)

organized under the laws of Massachusetts and herein called the parent  corporation, certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporation  is/are:

NAME	STATE OF ORGANIZATION	DATE OF ORGANIZATION

American Mediwheels
Ambulance Services, Inc.	Delaware

2. The parent corporation, at the date of the vote, owned not less than ninety  percent (90%) of the outstanding shares of each class of stock of the subsidiary  corporation or corporations with which it has voted to merge.

Item 3 below may be deleted if all the corporations are organized under the laws  of Massachusetts and if General Laws, Chapter 156B is applicable to them.

3. That in the case of each of the above named corporations, the laws of the  state of its organization, if other than Massachusetts, permit the merger herein  described, and that all action required under the laws of each such state in  connection with this merger has been duly taken.

*              Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.

4. That at a meeting of the directors of the parent corporation, the following  vote, pursuant to General Laws Chapter 156B, Section 82, Subsection (a) was duly  adopted:

See Continuation Sheet 4A.

Continuation Sheet 4A.

Merger

VOTED:         That this Corporation (hereinafter sometimes referred to as the “Parent”), which is a business corporation of the Commonwealth of Massachusetts and the owner of all of the outstanding shares of American Mediwheels Ambulance Services, Inc., a corporation organized under the laws of the State of Delaware (referred to hereinafter as the “Subsidiary Corporation”), does hereby merge the Subsidiary Corporation into itself pursuant to the applicable laws of Delaware and pursuant to the provisions of the General Laws of the Commonwealth of Massachusetts, and does hereby assume all of the liabilities and obligations of all of the Subsidiary Corporation;

ii.) The Subsidiary Corporation shall cease to exist upon the effective date and time of the merger herein provided for; and this Corporation shall continue its existence as the surviving corporation pursuant to the provisions of the General Laws of the Commonwealth of Massachusetts.

iii.) The issued shares of the Subsidiary Corporation shall not be converted in any manner, nor shall any cash or other consideration be paid or delivered therefore; inasmuch as this Corporation is the sole stockholder of the Subsidiary Corporation, but each said share which is issued as of the complete effective date and time of the merger shall be surrendered and extinguished.

iv.) The Board of Directors or the proper officers of this Corporation are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of the merger herein provided for;

v.) The merger herein provided for shall become effective upon filing.

VOTED:         That the Subsidiary Corporation be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of the Subsidiary Corporation be vested in, held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by the Subsidiary Corporation in their names.

Certificate of Organization and By-Laws

VOTED:         That from and after the effective date and time of the Merger and thereafter until amended as provided by law, the Articles of Organization and By-Laws of this Corporation shall be the Articles of Organization and By-Laws of the surviving corporation, each as in effect immediately prior to the effective time.

Directors and Officers

VOTED:         That each of the directors and officers of this Corporation immediately prior to effective date and time shall continue in the same position or positions with the said surviving corporation following the effective date and time, in each case until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

5. The effective date of the merger shall be the date approved and filed by the  Secretary of the Commonwealth. If a later effective date is desired, specify  such date, which shall not be more than thirty days after the date of filing

Section 6 below may be deleted if the parent corporation is organized under the  laws of Massachusetts.

SIGNED UNDER THE PENALTIES OF PERJURY, this 20th day of October, 1997.

/s/ Joshua T. Gaines	,	*Vice President.
Joshua T. Gaines

/s/ Joshua T. Gaines	,	*Clerk
Joshua T. Gaines

*              Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

(MASS. - 1644)

THE COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF MERGER

(General Laws, Chapter 156B, Section 78)

merger of

CareLine - New England, Inc.
Brewster Ambulance Service, Inc.
Housecall Network, Inc.
American Medical Response of
Massachusetts, Inc.

the constituent corporations, into

American Medical Response of
Massachusetts, Inc.

*one of the constituent corporations.

The undersigned officers of each of the constituent corporations certify under  the penalties of perjury as follows:

1. An agreement of *merger has been duly adopted in compliance with the  requirements of General Laws, Chapter 156B, Section 78, and will be kept as  provided by Subsection (d) thereof. The *surviving corporation will furnish a  copy of said agreement to any of its stockholders, or to any person who was a  stockholder of any constituent corporation, upon written request and without  charge.

2. The effective date of the *merger determined pursuant to the agreement of  *merger shall be the date approved and filed by the Secretary of the  Commonwealth. If a later effective date is desired, specify such date which  shall not be more than thirty days after the date of filing:

3. (For a merger)

**The following amendments to the Articles of Organization of the surviving  corporation have been effected pursuant to the agreement of merger:

None.

(For a consolidation) Not applicable.

(a) The purpose of the resulting corporation is to engage in the following  business activities:

N/A

(b) State the total number of shares and the par value, if any, of each class of  stock which the resulting corporation is authorized to issue.

N/A

WITHOUT PAR VALUE	WITH PAR VALUE
TYPE NUMBER OF SHARES	TYPE NUMBER OF SHARES	PAR VALUE

Common:	Common:

Preferred:	Preferred:

**(c) If more than one class of stock is authorized, state a distinguishing  designation for each class and provide a description of the preferences, voting  powers, qualifications, and special or relative rights or privileges of each  class and of each series then established.

N/A

**(d) The restrictions, if any, on the transfer of stock contained in the  agreement of consolidation are:

N/A

**(e) Other lawful provisions, if any, for the conduct and regulation of the  business and affairs of the corporation, for its voluntary dissolution, or for  limiting, defining, or regulating the powers of the corporation, or of its  directors or stockholders, or of any class of stockholders:

N/A

**           If there are no provisions state “None”.

4. The information contained in Item 4 is not a permanent part of the Articles  of Organization of the *resulting / *surviving corporation.

(a) The street address of the *surviving corporation in Massachusetts is: (post  office boxes are not acceptable)

4 Tech Circle, Natick, MA 01760

(b) The name, residential address, and post office address of each director and  officer of the *surviving corporation is:

NAME  RESIDENTIAL ADDRESS  POST OFFICE ADDRESS

President: Michael J. McClymont, 58 LongView Drive, Ridgefield, CT 06877

Treasurer: Wayne S. Rachlen, 30 Michael Lane, Stoughton, MA 02072

Clerk: Garrett F. Casey, Jr., 54 River Street, West Newton, MA 02165

Directors: Paul T. Shirley, 875 Lakeshore Drive, Incline Village, NV 89451

(c) The fiscal year (i.e. tax year) of the *surviving corporation shall end on  the last day of the month of: August

(d) The name and business address of the resident agent, if any, of the  *surviving corporation is:

Garrett F. Casey, Jr., 4 Tech Circle, Natick, MA 01760

The undersigned officers of the several constituent corporations listed above  further state under the penalties of perjury as to their respective corporations  that the agreement of *merger has been duly executed on behalf of such  corporation and duly approved by the stockholders of such corporation in the  manner required by General Laws, Chapter 156B, Section 78.

See attached signature page

, President

, Clerk

of American Medical Response of Massachusetts, Inc.

(Name of constituent corporation)

See attached signature page

, President

, Clerk

of CareLine - New England, Inc., Brewster Ambulance Service, Inc. and Housecall  Network, Inc.

(Name of constituent corporation)

*              Delete the inapplicable words

The undersigned officers of the several constituent corporations listed above  further state under the penalties of perjury as to their respective corporations  that the agreement of merger has been duly executed on behalf of such  corporation and duly approved by the stockholders of such corporation in the  manner required by General Laws, Chapter 156B, Section 78.

/s/ Joshua T. Gaines	Joshua T. Gaines	Vice President

/s/ Garrett F. Casey, Jr.	Garrett F. Casey, Jr.	Clerk

of CareLine-New England, Inc.

/s/ Joshua T. Gaines	Joshua T. Gaines	Vice President

/s/ Garrett F. Casey, Jr.	Garrett F. Casey, Jr.	Clerk

of Brewster Ambulance Service, Inc.

/s/ Joshua T. Gaines	Joshua T. Gaines	Vice President

/s/ Garrett F. Casey, Jr.	Garrett F. Casey, Jr.	Clerk

of Housecall Network, Inc.

/s/ Joshua T. Gaines	Joshua T. Gaines	Vice President

/s/ Garrett F. Casey, Jr.	Garrett F. Casey, Jr.	Clerk

of American Medical Response of Massachusetts, Inc.

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF *MERGER

(General Laws, Chapter 156B, Section 79)

*merger of

Ambulance Systems of America, Inc.,

a Delaware corporation

American Medical Response of

Massachusetts, Inc., a Massachusetts

corporation

the constituent corporations, into

American Medical Response of

Massachusetts, Inc.

*one of the constituent corporations organized under the laws of Massachusetts.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of *merger has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 79, and will be kept as provided by Subsection (c) thereof. The *resulting / *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the *merger determined pursuant to the agreement of *consolidation / *merger shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.

December 31, 1995

3. (For a merger)

*The following amendments to the Articles of Organization of the surviving corporation have been effected pursuant to the agreement of merger:

None

(For a consolidation)

(a) The purpose of the resulting corporation is to engage in the following business activities:

N/A

*                                         Delete the inapplicable words.

Note: if the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8-1/2x11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.

(For a consolidation)

(a) State the total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE:	NUMBER OF SHARES	PAR VALUE

Common:		Common:
Preferred:		Preferred:

** (c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of each class and of each series then established.

N/A

** (d) The restrictions, if any, on the transfer of stock contained in the agreement of consolidation are:

N/A

** (e) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders.

N/A

Item 4 below may be deleted if the *surviving corporation is organized under the laws of a state other than Massachusetts.

4. The information contained in Item 4 is not a permanent part of the Articles of Incorporation of the *surviving corporation.

(a) The street address (post offices boxes are not acceptable) of the *surviving corporation in Massachusetts is: 67 Batterymarch Street, Boston, MA 02110

**           If there are no provisions state “None”.

(b) The name, residential address and post office address of each director and officer of the surviving corporation is

NAME	RESIDENTIAL ADDRESS	POST OFFICE ADDRESS

President

Treasurer	See Attached Exhibit A.

Clerk

Directors

(c) The fiscal year end (i.e. tax year) of the *surviving corporation shall end on the last day of the month of: December

(d) The name and business address of the resident agent, if any, of the *surviving corporation is:

N/A

Item 5 below may be deleted if the resulting/surviving corporation is organized under the laws of Massachusetts.

5. The *resulting/ *surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent Massachusetts corporation, any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the surviving corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.

FOR MASSACHUSETTS CORPORATIONS

The undersigned Wayne S. Rachlen *Vice President and Wayne S. Rachlen*Assistant Clerk of American Medical Response of Massachusetts, Inc., a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 85.

/s/ Wayne S. Rachlen	*Vice President
Wayne S. Rachlen

/s/ Wayne S. Rachlen	*Assistant Clerk
Wayne S. Rachlen

FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

The undersigned + Wayne S. Rachlen + of Ambulance Systems of America, Inc., a corporation organized under the laws of Delaware, further state under the penalties of perjury that the agreement of *merger has been duly adopted by such corporation in the manner required by the laws of the State of Delaware.

*	Delete the inapplicable words.

+	Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B.

++	Specify the officer having powers and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation.

+	/s/ Wayne S. Rachlen
Wayne S. Rachlen

++	/s/ Wayne S. Rahclen
Wayne S. Rachlen

14

EXHIBIT A

Directors and Officers

I.                                         OFFICERS.

NAME	RESIDENCE	POST OFFICE ADDRESS

President	Dominic J. Puopolo	204 Dedham Street Dover, MA 02030	N/A
Vice President	William George	2821 South Parker Road, #1000 Aurora, CO 80014	N/A
Vice President	Wayne S. Rachlen	30 Michael Lane Stoughton, MA 02072	N/A
Treasurer	Dominic J. Puopolo	Same as above	N/A
Clerk	Dominic J. Puopolo	Same as above	N/A
Assistant Clerk	William George	Same as above	N/A
Assistant Clerk	Wayne S. Rachlen	30 Michael Lane	N/A
Stoughton, MA 02072

II.                                     DIRECTORS.

NAME	RESIDENCE	POST OFFICE ADDRESS

Dominic J. Puopolo	Same as above	N/A
Paul M. Verrochi	90 North Main Street	N/A
Cohasset, MA 02025
Paul T. Shirley	2410 Empire Grade Road	N/A
Santa Cruz, CA 95060

15

November 29, 1995

Office of the Massachusetts Secretary of State

One Ashburton Place
Boston, MA 02108

American Medical Response, Inc., a Delaware corporation qualified to transact business in Massachusetts is aware of and consents to Norfolk-Bristol Ambulance Services, Inc., a Massachusetts corporation, amending its corporate name to be and read as American Medical Response of Massachusetts, Inc.

Sincerely,

/s/ Dominic J. Puopolo
Dominic J. Puopolo
Vice President

November 29, 1995

Office of the Massachusetts Secretary of State

One Ashburton Place

Boston, MA 02108

American Medical Response of Connecticut, Incorporated, a Connecticut corporation qualified to transact business in Massachusetts and currently doing business in Massachusetts as American Medical Response of Massachusetts, Inc.,  is aware of and consents to Norfolk-Bristol Ambulance Services, Inc., a Massachusetts corporation, amending its corporate name to be and read as American Medical Response of Massachusetts, Inc.

Sincerely,

/s/ Dominic J. Puopolo
Dominic J. Puopolo
Vice President

That the Articles of Organization of this Corporation be amended by changing the Article thereof numbered “First,” so that, as amended said Article shall be and read as follows:

“The name of this Corporation is American Medical Response of Massachusetts, Inc.”

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

LATER EFFECTIVE DATE: Upon filing.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 29th day of November, in the year 1995.

/s/ Dominic J. Puopolo	,	President and Clerk
Dominic J. Puopolo

	,	Clerk/Assistant Clerk

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

FEDERAL IDENTIFICATION
NO. 04-2574482

I, Dominic J. Puopolo, President and Clerk of

Norfolk-Bristol Ambulance Services, Inc.

(EXACT Name of Corporation)

located at: 67 Batterymarch Street, Boston, MA 02110

(MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:

I

(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on November 29, 1995, by vote of:

100 shares of Common		out of 100 shares outstanding,
type, class & series (if any)

	shares of	out of	shares outstanding, and
type, class & series (if any)

	shares of	out of	shares outstanding,
type, class & series (if any)

CROSS OUT being at least a majority of each type, class or series INAPPLICABLE outstanding and entitled to vote thereon:

CLAUSE

(1)           For amendments adopted pursuant to Chapter 156B, Section 70.

(2)           For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8-1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS

TYPE	NUMBER OF SHARES

COMMON
PREFERRED

WITH PAR VALUE STOCKS

TYPE	NUMBER OF SHARES	PAR VALUE

COMMON
PREFERRED

CHANGE the total authorized to:

WITHOUT PAR VALUE STOCKS

TYPE	NUMBER OF SHARES

COMMON
PREFERRED

WITH PAR VALUE STOCKS

TYPE	NUMBER OF SHARES	PAR VALUE

COMMON
PREFERRED

The Commonwealth of Massachusetts

ONE ASHBURTON PLACE FEDERAL IDENTIFICATION

BOSTON, MA 02108 NO. 04-2574482

ARTICLES OF MERGER*

PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 78

The fee for filing this certificate is prescribed by General Laws,

Chapter 156B, Section 114.

Make checks payable to the Commonwealth of Massachusetts.

* * * *

MERGER* OF
Worcester Himmer Ambulance Services, Inc.
Norfolk-Bristol Ambulance Services, Inc.
the constituent corporations
into	Norfolk-Bristol Ambulance Services, Inc.

one of the constituent corporations*.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 78, and will be kept as provided by subsection (d) thereof. The surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph 1 shall be November 30, 1995.

3. (For a merger)

**       The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph 1:

None

*              Delete the inapplicable words.

**           If there are no provisions state “NONE.”

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8-1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

(For a consolidation)

(a) The purposes of the RESULTING corporation are as follows:

N/A

(b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows:

N/A

	CLASS OF STOCK WITHOUT PAR VALUE	WITH PAR VALUE
	NUMBER OF SHARES	NUMBER OF SHARES	PAR VALUE	AMOUNT

Preferred				$
Common

**(c) If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

N/A

**(d) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

N/A

*              Delete the inapplicable words.

**           If there are no provisions state “NONE.”

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8-1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

EXHIBIT A

Directors and Officers

I.                                         OFFICERS.

	NAME	RESIDENCE	POST OFFICE ADDRESS

President	Dominic J. Puopolo	204 Dedham Street	N/A
Dover, MA 02030
Treasurer	Dominic J. Puopolo	Same as above	N/A
Clerk	Dominic J. Puopolo	Same as above	N/A

II.                                     DIRECTORS.

NAME	RESIDENCE	POST OFFICE ADDRESS

Dominic J. Puopolo	Same as above	N/A
Paul M. Verrochi	90 North Main Street	N/A
Cohasset, MA 02025
Paul T. Shirley	2410 Empire Grade Road
	Santa Cruz, CA 95060	N/A

4. The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving* corporation.

(a) The post office address of the initial principal office of the surviving* corporation in Massachusetts is:

67 Batterymarch Street, Boston, MA 02110

(b) The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the surviving* corporation is as follows:

Name	Residence	Post Office Address

President	See Attached Exhibit A.
Treasurer
Clerk
Directors

(c) The date initially adopted on which the fiscal year of the surviving* corporation ends is: December 31.

(d) The date initially fixed in the by-laws for the Annual Meeting of stockholders of the surviving* corporation is: Third Thursday in April of each year.

The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of merger* referred to in paragraph 1 has been duly examined on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.

/s/ Dominic J. Puopolo
Dominic J. Puopolo, President* and
Clerk of Worcester Himmer Ambulance
Services, Inc.
(name of constituent corporation)

/s/ Dominic J. Puopolo
Dominic J. Puopolo, President* and
Clerk of Norfolk-Bristol Ambulance
Services, Inc.
(name of constituent corporation)

The Commonwealth of Massachusetts

FEDERAL IDENTIFICATION NO. 04-2803727 FEDERAL IDENTIFICATION NO. 04-2574482

ONE ASHBURTON PLACE

BOSTON, MA 02108

ARTICLES OF MERGER*

PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 78

The fee for filing this certificate is prescribed by General Laws, Chapter

156B, Section 114.

Make checks payable to the Commonwealth of Massachusetts.

* * * *

MERGER* OF	Charter Ambulance Services, Inc.
Norfolk-Bristol Ambulance Services, Inc.
the constituent corporations
into	Norfolk-Bristol Ambulance Services, Inc.

one of the constituent corporations*.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 78, and will be kept as provided by subsection (d) thereof. The surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph 1 shall be November 30, 1995.

3. (For a merger)

**                    The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph 1:

None

*                                         Delete the inapplicable words.

**                                  If there are no provisions state “NONE.”

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8-1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

(For a consolidation)

(a) The purposes of the RESULTING corporation are as follows:

N/A

(b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows:

N/A

	CLASS OF STOCK WITHOUT PAR VALUE	WITH PAR VALUE
	NUMBER OF SHARES	NUMBER OF SHARES	PAR VALUE	AMOUNT

Preferred				$
Common

**(c) If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

N/A

**(d) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

N/A

*                                         Delete the inapplicable words.

**                                  If there are no provisions state “NONE.”

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8-1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

EXHIBIT A

Directors and Officers

I.                                         OFFICERS.

	NAME	RESIDENCE	POST OFFICE ADDRESS

President	Dominic J. Puopolo	204 Dedham Street	N/A
Dover, MA 02030
Treasurer	Dominic J. Puopolo	Same as above	N/A
Clerk	Dominic J. Puopolo	Same as above	N/A

II.                                     DIRECTORS.

NAME	RESIDENCE	POST OFFICE ADDRESS

Dominic J. Puopolo	Same as above	N/A
Paul M. Verrochi	90 North Main Street	N/A
Cohasset, MA 02025
Paul T. Shirley	2410 Empire Grade Road
	Santa Cruz, CA 95060	N/A

4. The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving* corporation.

(a) The post office address of the initial principal office of the surviving* corporation in Massachusetts is:

67 Batterymarch Street, Boston, MA 02110

(b) The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the surviving* corporation is as follows:

Name	Residence	Post Office Address

President	See Attached Exhibit A.
Treasurer
Clerk
Directors

(c) The date initially adopted on which the fiscal year of the surviving* corporation ends is: December 31.

(d) The date initially fixed in the by-laws for the Annual Meeting of stockholders of the surviving* corporation is: Third Thursday in April of each year.

The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of merger* referred to in paragraph 1 has been duly examined on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter  156B, Section 78.

/s/ Dominic J. Puopolo
Dominic J. Puopolo, President* and Clerk* of Chaulk Ambulance Services, Inc.
(name of constituent corporation)

/s/ Dominic J. Puopolo
Dominic J. Puopolo, President* and Clerk* of Norfolk-Bristol Ambulance Services,
Inc. (name of constituent corporation)

The Commonwealth of Massachusetts	Federal Identification
WILLIAM FRANCIS GALVIN	No. 04-2317876
Secretary of the Commonwealth
ONE ASHBURTON PLACE	Federal Identification
BOSTON, MASS. 02108	No. 04-2574482

ARTICLES OF MERGER*

PURSUANT TO GENERAL LAWS, CHAPTER  I56B, SECTION 78

The fee for filing this certificate is prescribed by General Laws, Chapter 156B. Section 114.  Make checks payable to the Commonwealth of Massachusetts.

* * * *

MERGER* OF
Chaulk Ambulance Services, Inc.
Norfolk-Bristol Ambulance Services, Inc.
the constituent corporations
into	Norfolk-Bristol Ambulance Services, Inc.

one of the constituent corporations*.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 78, and will be kept as provided by subsection (d) thereof. The surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of merger* determined pursuant to the agreement referred to in paragraph 1 shall be November 30, 1995.

3. (For a merger)

**          The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph 1:

None

*                                         Delete the inapplicable words.

**                                  If there are no provisions state “NONE.”

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8-1/2 x 11 inch sheets of paper, leavings left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

(For a consolidation)

(a) The purposes of the RESULTING corporation are as follows:

N/A

(b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows:

N/A

	WITHOUT PAR VALUE	WITH PAR VALUE
CLASS OF STOCK	NUMBER OF SHARES	NUMBER OF SHARES	PAR VALUE	AMOUNT

Preferred
Common

**(c) If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers,  qualifications, special or relative rights or privileges as to each class thereof and any series now established.

N/A

**(d) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting,  defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

N/A

*                                         Delete the inapplicable words.

**                                  If there are no provisions state “NONE.”

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8-1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

EXHIBIT A

Directors and Officers

I.                                         OFFICERS.

	NAME	RESIDENCE	POST OFFICE ADDRESS

President	Dominic J. Puopolo	204 Dedham Street	N/A
Dover, MA 02030
Treasurer	Dominic J. Puopolo	Same as above	N/A
Clerk	Dominic J. Puopolo	Same as above	N/A

II.                                     DIRECTORS.

NAME	RESIDENCE	POST OFFICE ADDRESS

Dominic J. Puopolo	Same as above	N/A
Paul M. Verrochi	90 North Main Street	N/A
Cohasset, MA 02025
Paul T. Shirley	2410 Empire Grade Road
	Santa Cruz, CA 95060	N/A

4. The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving* corporation.

(a) The post office address of the initial principal office of the surviving* corporation in Massachusetts is:

67 Batterymarch Street, Boston, MA 02110

(b) The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the surviving* corporation is as follows:

Name	Residence	Post Office Address

President	See Attached Exhibit A.
Treasurer
Clerk
Directors

(c) The date initially adopted on which the fiscal year of the surviving* corporation ends is: December 31.

(d) The date initially fixed in the by-laws for the Annual Meeting of stockholders of the surviving* corporation is: Third Thursday in April of each year.

The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of merger* referred to in paragraph 1 has been duly examined on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter  156B, Section 78.

/s/ Dominic J. Puopolo
Dominic J. Puopolo, President* and Clerk* of Chaulk Ambulance Services, Inc.
(name of constituent corporation)

/s/ Dominic J. Puopolo
Dominic J. Puopolo, President* and Clerk* of Norfolk-Bristol Ambulance Services,
Inc. (name of constituent corporation)

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

Corporations Division

One Ashburton Place, Boston, MA 02108-1512

ARTICLES OF

MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

The fee for filing this certificate is prescribed by General Laws,

Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

* * * *

We Robert J. Zammitto, Jr. President* and Clerk* of NORFOLK-BRISTOL AMBULANCE SERVICES, INC.

name of corporation

organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporations are/ is as follows:

	State of	Date of
Name	Organization	Organization

PV Leasing Corp.	Massachusetts	05/06/91
RPCV Leasing Corp.	Massachusetts	05/06/91

2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action requited under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)

*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

4. That at a meeting of the directors of the parent corporation, the following vote, pursuant to subsection (a) of General Laws, Chapter 156B,  Section 82, was duly adopted:

SEE EXHIBIT A ATTACHED HERETO

NOTE: Votes for which the space provided is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding. Only one side should be used.

EXHIBIT A

TO

ARTICLES OF MERGER

OF

NORFOLK-BRISTOL AMBULANCE SERVICES, INC.

RESOLVED:

That this Corporation be merged with its wholly-owned subsidiaries, PV Leasing Corp. (“PV”), a Massachusetts corporation and RPCV Leasing Corp.(“RPCV”), a Massachusetts corporation, pursuant to and on terms substantially as set forth in the Agreement of Merger (the “Merger Agreement”) among this Corporation, PV and RPCV, attached hereto as Exhibit A;

FURTHER RESOLVED:	That the Merger Agreement and the transactions contemplated thereby are hereby authorized, approved and adopted in all respects;

5. The effective date of the merger as specified in the vote set out under Paragraph 4 is

IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 4th day of August, 1995.

/s/ Robert J. Zammitto, Jr. President *
Robert J. Zammitto, Jr.

/s/ Robert J. Zammitto, Jr. Clerk *

*                      Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

We	Robert J. Zammitto, Jr., President and
Robert J. Zammitto, Sr. Clerk of

ZAM-CUL ENTERPRISES, INC.

(EXACT Name of Corporation)

located at: 41 Cocasset Street, Foxboro, MA 02035

(MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED

(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby) of the Articles of Organization were duly adopted by unanimous Consent dated July 14 1995 by vote of:

100 shares of Common out of 100 shares outstanding,

       shares of                 out of        shares outstanding, and

       shares of                 out of        shares outstanding.

CROSS OUT	being at least a majority of each type, class or series
INAPPLI–	outstanding and entitled to vote thereon;
CABLE	being at least two-thirds of each type, class or series
CLAUSE	outstanding and entitled to vote thereon and of each type,

class or series of stock whose rights are adversely affected thereby:

RESOLVED:

That the Articles of Organization be and they hereby are amended to change the name of the Corporation from ZAM-CUL ENTERPRISES, INC. to NORFOLK-BRISTOL AMBULANCE SERVICES, INC. and that the President and the Clerk be and they hereby are authorizer and empowered, acting in the name and on behalf of this Corporation to execute and file Articles of Amendment to the Articles of Organization with the Secretary of State of the Commonwealth of Massachusetts and that the foregoing amendment take effect when so filed.

C
P	(1) For amendments adopted pursuant to Chapter 156B, Section 70.
M	(2) For amendments adopted pursuant to Chapter 1568, Section 71.
R.A.

Note.  If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 14th day of July, in the year 1995.

/s/ Robert J. Zammitto, Jr. President
Robert J. Zammitto, Jr.

/s/ Steven Prelack Assistant Clerk
Steven Prelack

The Commonwealth of Massachusetts

PAUL GUZZI

Secretary of the Commonwealth

STATE HOUSE

BOSTON, MASS. 02133

ARTICLES OF ORGANIZATION

(Under G.L. Ch. 156B)

Incorporators

NAME	POST OFFICE ADDRESS

Include given name in full in case of natural persons; in case of a corporation, give state of incorporation.

SUSAN E. CULBERT	590 Elm Street, Mansfield, Mass.

The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

1.             The name by which the corporation shall be known is:

ZAM-CUL ENTERPRISES, INC.

2.             The purposes for which the corporation is formed are as follows:

See page 1A and 1B

NOTE: If provisions for which the space provided under Articles 2, 4, 5 and 6 is not sufficient, additions should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each Article where the provision is set out. Continuation sheets shall be on 8 1/2” x 11” paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

3.             The total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

	WITHOUT PAR VALUE	WITH PAR VALUE
CLASS OF STOCK	NUMBER OF SHARES	NUMBER OF SHARES	PAR VALUE	AMOUNT

Preferred	None	None		$
Common	7500	None

*4.                                If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications. special or relative rights or privileges as to each class thereof and any series now established:

NONE

*5.                                The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

See page 2A

*6.                                Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

Meetings of the Stockholders of the corporation may be held anywhere in the United States.

Shares of stock to be issued shall be issued in accordance with a plan adopted under Section 1244 of the Internal Revenue Code of 1954, as amended.

*If there are no provisions state “None”.

To organize, maintain and operate for hire a general livery service for the purpose of transporting persons, baggage, merchandise and freight of every description by means of automobiles, limousines, ambulances, and vehicles of every kind, however propelled; to do generally all and every other thing necessary and incident to the enjoyment of the powers and privileges herein granted.

To apply for, purchase or in any manner to acquire, outright or by way of lease, license or otherwise, patents, trade-marks, copyrights, secret processes, inventions, formulae, and improvements of any and every nature which may be necessary convenient, incidental or advantageous to the Corporation or for effecting any of its purposes; and to grant or license the same to others.

To construct, lease, purchase or otherwise acquire real estate and personal property of any nature, or any interest therein, without limit as to amount or value, reasonably necessary or convenient for effecting or furthering any or all of the purposes and powers of the Corporation. To purchase, lease or otherwise acquire, in whole or in part, as a going concern or otherwise, the business, good-will, rights, franchises, stocks, bonds, or other securities issued by and the property of every kind, and assume the whole or any part of the liabilities of, any person, firm association or Corporation engaged in or authorized to conduct any business identical with or similar to any business authorized to be conducted by this Corporation or owning property necessary or suitable for its purposes, and to exercise all powers necessary or incidental to the conduct of such business. To hold, own use, manage, operate, improve, lease, license, mortgage. sell, dispose of or otherwise turn to account or deal with all or any part of the property of the Corporation or any interest therein.

Insofar as may be permitted by law, to borrow money or otherwise incur indebtedness or liability for effecting any of its corporate purposes or powers; to make, accept, indorse, execute and issue promissory notes, bills of exchange, bonds, debentures or other obligations from time to time, for the purchase of property, or for effecting any of its corporate purposes or powers; and, if deemed proper, to secure the payment of any such obligations by mortgage, pledge, deed of trust, or other hypothecation of any or all of the property of the Corporation. Insofar as may be permitted by law, to purchase or otherwise acquire shares of its capital stock or its bonds, debentures or other obligations and to hold, reissue, resell, exchange, mortgage, pledge, hypothecate, dispose of, cancel, retire or redeem the same; and to guarantee the obligations of others.

Insofar as may be permitted by law, to enter into, make, perform and carry out contracts of any kind with, and to act as agent for, any person, firm, association or corporation, whether private, public, quasi-public or municipal, or body politic, whether foreign or domestic, and with and for any domestic or foreign state or government or territory or colony thereof. To conduct its business in all branches, and to exercise any and all of its powers so far as permitted by law, in the Commonwealth of Massachusetts, and in any other commonwealth or state in or of the United States, and in any Territory, district, dependency, colony or possession thereof, and in any foreign country, and to maintain offices and agencies in any part of the world, either within or without the Commonwealth of Massachusetts.

1A

In furtherance and not in limitation of these purposes and powers, to do any and all things and exercise any and all powers necessary, convenient or advisable to accomplish one or more of the purposes of the Corporation, or which shall at any time appear to be for the benefit of the Corporation in connection therewith, which may now or hereafter be lawful for the Corporation to do or exercise under and in pursuance of the laws of the Commonwealth of Massachusetts.

1B

Any holder of common no-par stock, including the heirs, executors or administrators of a deceased stockholder, or any trustee officer having the right to deal with said shares by operation of law, any holder of stock by foreclosure of any pledge, hypothecation or security interest, desiring to sell, dispose of or transfer any such stock owned by him or them, shall first offer the same to this corporation, through its Board of Directors of his desire to sell or transfer by notice in writing. The notice shall contain the name of the proposed transferee, the price at which he is willing to sell or transfer the same, and name of one arbitrator. The directors shall within thirty days thereafter, either accept the offer or by notice to him in writing name a second arbitrator. These two arbitrators shall name a third within thirty days thereafter. It shall then be the duty of the arbitrators to ascertain the value of the stock, and if any arbitrator shall neglect or refuse to appear at any meeting appointed by the third arbitrator, a majority may act in the absence of such arbitrator.

After the acceptance of the offer or the report of the arbitrators as to the value of the stock, the directors shall have thirty days within which to purchase the same at such valuation, but if at the expiration of thirty days, the corporation shall not have exercised the right so to purchase, the owner of the stock shall be at liberty to sell or transfer the same to the transferee named in his notice.

No shares of stock shall be sold or transferred on the books of the corporation until these provisions have been complied with, but the Board of Directors may in any particular instance waive the requirements.

2A

7.                    By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8.                    The effective date of organization of the corporation shall be the data of filing with the Secretary of the Commonwealth or if later date is desired, specify date, (not more than 30 days after date of filing.)

9.                    The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

a.                    The post office address of the initial principal office of the corporation in Massachusetts is:

590 Elm Street, Mansfield, Mass. 02048

(P. O. Box 371, Mansfield, Mass. 02048)

b.                   The name. residence, and post office address of each of the initial directors and following officers of the corporation are as follows:

	NAME	RESIDENCE POST OFFICE ADDRESS

President:	ROBERT J. CULBERT	590 Elm Street, Mansfield, Mass. 02048 (P. O. Box 371, Mansfield, Mass.)

Treasurer:	Robert J. Zammitto	17 Wayne Drive, Foxboro, Mass.

Clerk:	Valerie L. Zammitto	17 Wayne Drive, Foxboro, Mass.

Directors:	Robert J. Culbert	590 Elm Street, Mansfield, Maas. 01048 (P. O. Box 371, Mansfield, Mass.)

	Susan E. Culbert	590 Elm Street, Mansfield, Mass. 02048 (P. O. Box 371, Mansfield, Mass.)

	Robert J. Zammitto	17 Wayne Drive, Foxboro, Mass.

	Valerie L. Zammitto	17 Wayne Drive, Foxboro, Mass.

c.                    The date initially adopted on which the corporation’s fiscal year ends is: March 31st

d.                   The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is: third Wednesday in October

e.                    The name and business address of the resident agent, if any, of the corporation is: NONE

IN WITNESS WHEREOF and under the penalties of perjury the above-named INCORPORATOR(S) sign(s) these Articles of Organization this 25 day of August 1975.

/s/ Susan E. Culbert
SUSAN E. CULBERT

The signature of each incorporator which is not a natural person must be by an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles of Organization.